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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                 CURENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): SEPTEMBER 28, 2001

                         THE BOSTON BEER COMPANY, INC.
            (Exact name of registrant as specified in its chapter)


      MASSACHUSETTS                   1-14092                   04-328-4048
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation                 File Number)             Identification No.)



      75 ARLINGTON STREET, BOSTON MASSACHUSETTS               02116
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (617) 368-5000

                                      N/A
         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Boston Beer Company, Inc. intends to complete hop disposal transactions and cancel surplus hop future contracts during the fourth quarter 2001. As a result, the Company expects to incur a non-recurring pretax charge in the fourth quarter of 2001 that could range between $2.2 million and $5.6 million. The exact amount will depend on the exact nature and extent of the disposal transaction actually consummated. This non-recurring charge will reduce 4th Quarter Earnings between $.08 and $.20 per share. Excluding the effect of these hop-related charges and the economic uncertainty following the September 11, 2001 terrorist attacks, management continues to believe that the company will meet its projected earnings of between $.60 per share and $.65 per share for the fiscal year ending December 29, 2001.

Also, effective August 2001 the Company's Board of Directors approved an increase of $5.0 million from $40.0 million to $45.0 million for the repurchase of its Class A Common Stock. Through August 31, 2001 the Company has repurchased a total of approximately 4.2 million shares of its Class A Common Stock for an aggregate purchase price of $33.7 million.

Statements made in this Report that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statement. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 30, 2000 and on Form 10-Q for the period ended June 30, 2001. Copies of these documents may be obtained by contacting the Company or the SEC.

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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None

ITEM 8. CHANGE IN FISCAL YEAR.

None

ITEM 9. REGULATION FD DISCLOSURE.

None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Boston Beer Company, Inc.
                                     ------------------------------------------
                                                    (REGISTRANT)

Date  September 28, 2001                        /s/ Martin F. Roper
------------------------
                                                 President and CEO
                                     ------------------------------------------
                                                    (SIGNATURE)*


*Print name and title of the signing officer under his signature.

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